FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1999-1
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on July 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 24, 1999, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and The First National Bank of Chicago, as Trustee.




Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.42)          July 25, 2003 - Information on Distribution to
                                          Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments Inc.
                                                   (Registrant)






Date:   August 8, 2003             By:   /s/____________________________________
                                         Joseph T. Jurkowski Jr.
                                         Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index


Exhibit No.              Description


   (28.42)               July 25, 2003 - Information on Distribution to
                                        Certificateholders

EXHIBIT 28.42



            July 25, 2003 - INFORMATION ON DISTRIBUTION
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1999-1




           Principal Amt.
             Outstanding                                                                     Current        Ending       Cumulative
 Cert.        Prior to       Interest      Interest         Principal           Total        Realized     Certificate     Realized
 Class      Distribution       Rate      Distribution     Distribution      Distribution      Loss         Balance         Losses
------------------------------------------------------------------------------------------------------------------------------------
A        $46,380,056.05     6.50393%     $251,173.92     $3,651,936.83     $3,903,110.75     $0.00      42,728,119.22           0.00
R-1                0.00     6.58122%            0.00              0.00              0.00      0.00               0.00           0.00
B-1        1,907,542.49     6.50393%       10,330.41            222.02         10,552.43      0.00       1,907,320.46           0.00
B-2          953,771.24     6.50393%        5,165.20            111.01          5,276.21      0.00         953,660.23           0.00
B-3          953,771.24     6.50393%        5,165.20            111.01          5,276.21      0.00         953,660.23           0.00
B-4          953,771.24     6.50393%        5,165.20            111.01          5,276.21      0.00         953,660.23           0.00
B-5          476,885.62     6.50393%        2,582.60             55.51          2,638.11      0.00         476,830.12           0.00
B-6          478,544.22     6.50393%        2,591.58             55.70          2,647.28      0.00         478,488.52           0.00
2-A       14,505,548.02     9.34200%      112,815.62        440,955.02        553,770.64      0.00      14,064,593.00           0.00
R-II               0.00     9.19354%            0.00              0.00              0.00      0.00               0.00           0.00
2B1        1,274,874.47     9.34200%        9,915.22         24,107.65         34,022.87      0.00       1,250,766.82           0.00
2B2          801,413.20     9.34200%        6,232.92         15,154.58         21,387.50      0.00         786,258.62           0.00
2B3          509,964.14     9.34200%        3,966.20          9,643.33         13,609.53      0.00         500,320.81           0.00
2B4          400,670.75     9.34200%        3,116.18          7,576.61         10,692.79      0.00         393,094.13           0.00
2B5          291,449.06     9.34200%        2,266.72          5,511.25          7,777.97      0.00         285,937.81           0.00
2B6          232,793.33     9.34200%        1,810.53          4,402.08          6,212.61      0.00         228,391.25     160,505.30
R-III              0.00     6.58122%            0.00              0.00              0.00      0.00               0.00           0.00

    --------------------             -----------------------------------------------------------------------------------------------
Total    $70,121,055.07                  $422,297.50     $4,159,953.61     $4,582,251.11     $0.00     $65,961,101.45    $160,505.30



CERTIFICATE ACCOUNT

Beginning Balance                                                                           0.00

Deposits

              Payment of Interest and Principal                                     4,588,646.21
              Liquidations, Insurance Proceeds, Reserve Funds                               0.00
              Proceeds from Repurchased Loans                                               0.00
              Other Amounts (Servicer Advances)                                        46,619.41
              Realized Losses                                                               0.00
              Prepayment Penalties                                                          0.00
                                                                                -----------------
Total Deposits                                                                      4,635,265.62

Withdrawals
              Reimbursement for Servicer Advances                                      47,834.43
              Payment of Service Fee                                                    4,814.97
              Payment of Interest and Principal                                     4,582,616.22
                                                                                -----------------
Total Withdrawals (Pool Distribution Amount)                                        4,635,265.62

Ending Balance                                                                              0.00
                                                                                =================



PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                        12,249.74
Servicing Fee Support                                                                  12,249.74
                                                                                -----------------
Non-Supported Prepayment/Curtailment Interest Shortfall                                   364.97

SERVICING FEES

Gross Servicing Fee                                                                    15,486.09
External Master Servicing Fee                                                             401.82
Master Servicing Fee                                                                    1,176.80
Special Servicing Fee                                                                       0.00
Supported Prepayment/Curtailment Interest Shortfall                                    12,249.74
                                                                                -----------------
Net Servicing Fee                                                                       4,814.97




                           DELINQUENT                                        BANKRUPTCY
                  No of Loans       Prin Balance                   No of Loans       Prin Balance
                                                    0-29 Days           4              152,615.83
30 Days               53            1,637,396.92    30 Days             1               20,111.28
60 Days                9              299,427.01    60 Days             1                8,571.50
90 Days                5              156,087.35    90 Days             0                    0.00
120 Days               1               18,028.53    120 Days            0                    0.00
150 Days               0                    0.00    150 Days            0                    0.00
180+ Days              2              291,899.38    180+ Days           9              637,463.46
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                      70            2,402,839.19                       15              818,762.07

                                                    0-29 Days          1.036269%        0.230883%
30 Days              13.730570%        2.477120%    30 Days            0.259067%        0.030425%
60 Days               2.331606%        0.452985%    60 Days            0.259067%        0.012967%
90 Days               1.295337%        0.236135%    90 Days            0.000000%        0.000000%
120 Days              0.259067%        0.027274%    120 Days           0.000000%        0.000000%
150 Days              0.000000%        0.000000%    150 Days           0.000000%        0.000000%
180+ Days             0.518135%        0.441597%    180+ Days          2.331606%        0.964380%
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                     18.134715%        3.635112%                       3.886010%        1.238656%

                           FORECLOSURE                                           REO
                  No of Loans       Prin Balance                   No of Loans       Prin Balance
0-29 Days              0                    0.00    0-29 Days           0                    0.00
30 Days                0                    0.00    30 Days             0                    0.00
60 Days                1               20,983.02    60 Days             0                    0.00
90 Days                0                    0.00    90 Days             0                    0.00
120 Days               0                    0.00    120 Days            0                    0.00
150 Days               2               48,730.29    150 Days            0                    0.00
180+ Days             14              475,885.68    180+ Days           0                    0.00
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                      17              545,598.99                        0                    0.00

0-29 Days             0.000000%        0.000000%    0-29 Days          0.000000%        0.000000%
30 Days               0.000000%        0.000000%    30 Days            0.000000%        0.000000%
60 Days               0.259067%        0.031744%    60 Days            0.000000%        0.000000%
90 Days               0.000000%        0.000000%    90 Days            0.000000%        0.000000%
120 Days              0.000000%        0.000000%    120 Days           0.000000%        0.000000%
150 Days              0.518135%        0.073721%    150 Days           0.000000%        0.000000%
180+ Days             3.626943%        0.719939%    180+ Days          0.000000%        0.000000%
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                      4.404145%        0.825404%                       0.000000%        0.000000%

                                                                               TOTAL
                                                                   No of Loans       Prin Balance

                                                    0-29 Days           4              152,615.83
                                                    30 Days            54            1,657,508.20
                                                    60 Days            11              328,981.53
                                                    90 Days             5              156,087.35
                                                    120 Days            1               18,028.53
                                                    150 Days            2               48,730.29
                                                    180+ Days          25            1,405,248.52
                                                                 ---------------------------------
                                                                 ---------------------------------
                                                                       102           3,767,200.25

                                                    0-29 Days          1.036269%        0.230883%
                                                    30 Days           13.989637%        2.507545%
                                                    60 Days            2.849741%        0.497696%
                                                    90 Days            1.295337%        0.236135%
                                                    120 Days           0.259067%        0.027274%
                                                    150 Days           0.518135%        0.073721%
                                                    180+ Days          6.476684%        2.125916%
                                                                 ---------------------------------
                                                                 ---------------------------------
                                                                      26.424870%        5.699172%


Current Period Class A Insufficient Funds                                                    0.00
Principal Balance of Contaminated Properties                                                 0.00
Periodic Advance                                                                        46,619.41




COLLATERAL STATEMENT

Collateral Description                                          Fixed Mixed & ARM & Balloon
Weighted Average Gross Coupon                                                     7.525169%
Weighted Average Net Coupon                                                       7.260151%
Weighted Average Pass-Through Rate                                                7.233136%
Weighted Average Maturity (Stepdown Calculation)                                        267

Beginning Scheduled Collateral Loan Count                                               400
Number of Loans Paid in Full                                                             14
Ending Scheduled Collateral Loan Count                                                  386

Beginning Scheduled Collateral Balance                                        70,121,055.89
Ending Scheduled Collateral Balance                                           65,961,102.25
Ending Actual Collateral Balance at 30-Jun-2003                               66,100,836.94

Monthly P&I Constant                                                             536,498.31
Special Servicing Fee                                                                  0.00
Prepayment Penalties                                                                   0.00
Realized Loss Amount                                                                   0.00
Cumulative Realized Loss                                                         160,505.27


Ending Schedule Balance for Premium Loans                                     65,961,102.25
Ending Schedule Balance for Discount Loans                                             0.00
Scheduled Principal                                                               96,770.99
Unscheduled Principal                                                          4,063,182.65


Miscellaneous Reporting

Group 1 Senior Percentage                                                        89.013803%
Group 1 Subordinate Percentage                                                   10.986197%
Group 1 Senior Prepay Percentage                                                100.000000%
Group 1 Subordinate Prepay Percentage                                             0.000000%
Group 2 Senior Percentage                                                        80.511623%
Group 2 Subordinate Percentage                                                   19.488377%
Group 2 Senior Prepay Percentage                                                 88.306974%
Group 2 Subordinate Prepay Percentage                                            11.693000%


Group                                                    3                  4                 5                 Total
----------------------------------------------------------------------------------------------------------------------

Collateral Description                           Mixed ARM        Mixed Fixed         Mixed ARM   Mixed Fixed &ARM &B
Weighted Average Coupon Rate                     6.772587%          9.916834%         9.434382%             7.525169%
Weighted Average Net Rate                        6.518931%          9.633678%         9.118230%             7.260151%
Pass-Through Rate                                6.503931%          9.598676%         9.023230%             7.233136%
Weighted Average Maturity                              309                165               210                   267
Record Date                                      6/30/2003          6/30/2003         6/30/2003             6/30/2003
Principal and Interest Constant                 300,132.24         148,177.44         88,188.63            536,498.31
Beginning Loan Count                                    97                255                48                   400
Loans Paid in Full                                       6                  7                 1                    14
Ending Loan Count                                       91                248                47                   386
Beginning Scheduled Balance                  52,104,342.91       9,980,323.93      8,036,389.05         70,121,055.89
Ending Scheduled Balance                     48,451,739.81       9,566,762.21      7,942,600.23         65,961,102.25
Scheduled Principal                               6,064.57          65,699.76         25,006.66             96,770.99
Unscheduled Principal                         3,646,538.33         347,861.96         68,782.16          4,063,182.65
Scheduled Interest                              294,067.67          82,477.68         63,181.97            439,727.32
Servicing Fee                                    11,013.83           2,354.99          2,117.27             15,486.09
Master Servicing Fee                                651.30             291.09            234.41              1,176.80
Trustee Fee                                           0.00               0.00              0.00                  0.00
FRY Amount                                            0.00               0.00              0.00                  0.00
Special Hazard Fee                                    0.00               0.00              0.00                  0.00
Other Fee                                             0.00               0.00            401.82                401.82
Pool Insurance Fee                                    0.00               0.00              0.00                  0.00
Spread 1                                              0.00               0.00              0.00                  0.00
Spread 2                                              0.00               0.00              0.00                  0.00
Spread 3                                              0.00               0.00              0.00                  0.00
Net Interest                                    282,402.54          79,831.60         60,428.47            422,662.61
Realized Loss Amount                                  0.00               0.00              0.00                  0.00
Cumulative Realized Loss                              0.00         160,505.27              0.00            160,505.27
Percentage of Cumulative Losses                       0.00               0.02              0.00                  0.00
Prepayment Penalties                                  0.00               0.00              0.00                  0.00
Special Servicing Fee                                 0.00               0.00              0.00                  0.00

